UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 8, 2006

Fremont General Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	001-08007	95-2815260
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2425 Olympic Boulevard , 3rd Floor, Santa Monica, California		90404
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(310) 315-5500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

(a) On August 8, 2006, Fremont General Corporation (the "Company") dismissed Ernst & Young LLP ("E&Y") as the Company’s independent registered public accounting firm. The decision to change the Company’s independent registered public accounting firm was approved by the Audit Committee of the Company’s Board of Directors.

The reports of E&Y on the Company’s financial statements as of and for the years ended December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the years ended December 31, 2005 and 2004 and through the date of this report, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused them to make reference thereto in their reports on the Company’s financial statements for such years.

During the years ended December 31, 2005 and 2004 and through the date of this report, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided a copy of this Form 8-K to E&Y and has requested E&Y to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the preceding statements. A copy of E&Y’s letter responding to the Company’s request is provided as Exhibit 16.1 to this Form 8-K.

(b) On August 8, 2006, the Company’s Audit Committee engaged Grant Thornton LLP ("Grant Thornton") as the Company’s independent registered public accounting firm for the year ending December 31, 2006. During the years ended December 31, 2005 and 2004 and through the date of this report, the Company did not consult with Grant Thornton regarding any matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1 Letter re Change in Certifying Accountant

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fremont General Corporation

August 11, 2006	By:	/s/ PATRICK E. LAMB

Name: PATRICK E. LAMB
Title: Senior Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer (Principal Accounting Officer)

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Exhibit Index

Exhibit No.	Description

16.1	Letter re Change in Certifying Accountant